UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2008

VORTEX RESOURCES CORP.
(Exact name of registrant as specified in charter)

EMVELCO CORP.
(Former name of registrant as specified in charter)

Delaware	001-12000	13-3696015
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9107 Wilshire Blvd., Suite 450, Beverly Hills, CA 90210
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 461-3559

With a copy to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
T: 516.833.5034
F: 516.977.1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Emvelco Corp. (the “Company”) filed a Certificate of Ownership (the “Certificate”) with the Secretary of State of the State of Delaware. The Certificate was filed to effectuate a merger between Vortex Resources Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, and the Company, with the Company being the surviving entity, and to effect a name change of the Company from “ Emvelco Corp.” to “ Vortex Resources Corp.”. As a result, the Company’s quotation symbol changed from “EMVL” to “VTEX”. The symbol change was effective September 2, 2008. The Certificate is attached hereto as Exhibit 3.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro Forma Financials statements.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Ownership of Emvelco Corp. and Vortex Resources Corp.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VORTEX RESOURCES CORP.

By:	/s/ ROBIN ANN GORELICK
Name: Robin Ann Gorelick
Title: Corporate Secretary

Date:	September 3, 2008
Beverly Hills, California

Exhibit 3.1

CERTIFICATE OF OWNERSHIP

OF

EMVELCO CORP.
(a Delaware corporation)

AND

VORTEX RESOURCES CORP.
(a Delaware corporation)

UNDER SECTION 253 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

The undersigned corporations organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DO HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

NAME	STATE OF INCORPORATION

Emvelco Corp.	Delaware

Vortex Resources Corp.	Delaware

SECOND: That 100% of the outstanding stock of Vortex Resources Corp. is owned by Emvelco Corp.

THIRD: That the name of the surviving corporation of the merger is Emvelco Corp., which will continue its existence as said surviving corporation under the name Vortex Resources Corp.

FOURTH: That the Certificate of Incorporation of Emvelco Corp., a Delaware corporation, the surviving corporation, shall be the Certificate of Incorporation of the surviving corporation, except that article FIRST relating to the name shall be struck and shall be substituted in lieu therefor the following article:

“FIRST: The name of the corporation is Vortex Resources Corp.”

FIFTH: That the members of the Board of Directors of Emvelco Corp. unanimously adopted the following resolution by written consent on the 27th day of June, 2008:

RESOLVED, that the Company's wholly-owned subsidiary, Vortex Resources Corp. be merged with and into the Company, and that upon the filing of the appropriate certificate of Merger with the Secretary of State of the State of Delaware, the Company's name shall be changed to Vortex Resources Corp.

SIXTH:  This merger shall be effective on August 19, 2008.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 7th day of August, 2008.

EMVELCO CORP.

By:	/s/ Yossi Attia
Name: Yossi Attia
Title: Chief Executive Officer

VORTEX RESOURCES CORP.

By:	/s/ Robin Gorelick
Name: Robin Gorelick
Title: Chief Executive Officer